American Beacon International Equity Fund

Supplement dated December 27, 2019

to the

Prospectus and Summary Prospectus dated February 28, 2019, as previously amended or supplemented

At meetings held on November 11-12, 2019, the Board of Trustees of American Beacon Funds (the “Trust”) approved: (1) the termination of an investment advisory agreement among American Beacon Advisors, Inc. (“AmBeacon”), Templeton Investment Counsel, LLC (“Templeton”) and the Trust, on behalf of the American Beacon International Equity Fund (the “Fund”); and (2) a new investment advisory agreement among AmBeacon, American Century Investment Management, Inc. (“American Century”) and the Trust, on behalf of the Fund. The agreement with American Century will become effective immediately upon the termination of the agreement with Templeton on or about January 15, 2020 (the “Effective Date”).

Effective as of the Effective Date, all references and information relating to Templeton Investment Counsel, LLC in the Prospectus and Summary Prospectus are removed. In addition, the following changes are made as of the Effective Date:

1)	On page 17 of the Prospectus, in the “Fund Summaries – American Beacon International Equity Fund – Management – Sub-Advisors” section, and on page 5 of the Summary Prospectus, in the “Management – Sub-Advisors” section, the first paragraph is deleted and replaced with the following:

The Fund’s assets are currently allocated among the following investment sub-advisors:

•	American Century Investment Management, Inc.
•	Causeway Capital Management LLC
•	Lazard Asset Management LLC

2)	On page 17 of the Prospectus, in the “Fund Summaries – American Beacon International Equity Fund – Portfolio Managers” section, and on page 5 of the Summary Prospectus, in the “Portfolio Managers” section, the following is inserted after the information that relates to American Beacon Advisors, Inc.:

American Century Investment Management, Inc.	Alvin Polit Vice President and Senior Portfolio Manager Since 2020 Jonathan Veiga Portfolio Manager and Senior Investment Analyst Since 2020

3)	On page 37 of the Prospectus, in the “Additional Information About the Management of the Funds – American Beacon International Equity Fund” section, the information relating to the allocation of the Fund’s assets has been removed and has been replaced with the following:

The Fund’s assets are allocated among the following investment sub-advisors:

•	American Century Investment Management, Inc.
•	Causeway Capital Management LLC
•	Lazard Asset Management LLC

Currently, the Fund’s assets are allocated among the sub-advisors generally on an equal basis.

4)	On page 50 of the Prospectus, in the “Fund Management - The Sub-Advisors” section, the following is inserted before the description of Barrow, Hanley, Mewhinney & Strauss, LLC:

American Century Investment Management, Inc. (“American Century”), 4500 Main Street, Kansas City, Missouri 64111, is a registered investment advisor and a wholly-owned subsidiary of American Century Companies, Inc. (“ACC”).

ACC is a privately controlled company and the parent to a related group of subsidiaries involved in the management and distribution of investment products, collectively referred to as American Century Investments. Nearly all of the firm’s revenue is derived from investment management related activities, with minor ancillary revenues derived from rental income on office space that American Century Investments owns. As of November 30, 2019, American Century had approximately $174.2 billion in assets under management.

American Century serves as a sub-advisor to the American Beacon International Equity Fund. The following individuals are jointly and primarily responsible for the day-to-day management of a portion of the Fund’s portfolio.

Alvin Polit, Senior Portfolio Manager, Vice President, is a member of the team of investment professionals managing a portion of the Fund’s portfolio. He joined American Century in 2017. Previously, he was a partner, senior portfolio manager, and board member at Lombardia Capital Partners. He earned a bachelor’s degree in finance and international business from New York University and is a CFA® charterholder and member of the CFA Institute.

Jonathan Veiga, Portfolio Manager, Senior Investment Analyst, is a member of the team of investment professionals managing a portion of the Fund’s portfolio. He joined American Century in 2017. Previously, he was a research analyst at Lombardia Capital Partners. He holds a bachelor’s degree in business administration from the University of Southern California. He is a CFA® charterholder and member of the CFA Institute and the CFA Society of Los Angeles.

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